     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999



                                                              FILE NO. 333-46597
                                                              FILE NO. 811-08665


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 1


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 2

                             ---------------------


                         EQUITRUST LIFE ANNUITY ACCOUNT
                           (Exact Name of Registrant)


                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------


                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)
                                 1-515-225-5400


                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


    /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / / ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         EQUITRUST LIFE ANNUITY ACCOUNT


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 1999

EquiTrust Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this prospectus. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.


The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account, each of which invests in one of the following Investment Options:


Value Growth Portfolio                     High Grade Bond Portfolio
High Yield Bond Portfolio                  Money Market Portfolio
Blue Chip Portfolio                        Equity Income Portfolio
Mid-Cap Growth Portfolio                   New America Growth Portfolio
Personal Strategy Balanced Portfolio       International Stock Portfolio
Capital Appreciation Portfolio             Disciplined Stock Portfolio
Growth and Income Portfolio                International Equity Portfolio
Small Cap Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the retirement date will vary to reflect the investment performance of the Investment Options you select.

You may find additional information about your Contract and the Account in the Statement of Additional Information. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this prospectus.

Please read this prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this prospectus and you should read it in conjunction with this prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRSENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   Issued By
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                                                   PAGE
                                                                                                                   -----
DEFINITIONS...................................................................................................           3
EXPENSE TABLES................................................................................................           5
SUMMARY OF THE CONTRACT.......................................................................................           9
CONDENSED FINANCIAL INFORMATION...............................................................................          11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS...................................................................          12
      EquiTrust Life Insurance Company........................................................................          12
      EquiTrust Life Annuity Account II.......................................................................          12
      Investment Options......................................................................................          12
      Addition, Deletion or Substitution of Investments.......................................................          15
DESCRIPTION OF ANNUITY CONTRACT...............................................................................          16
      Issuance of a Contract..................................................................................          16
      Premiums................................................................................................          16
      Free-Look Period........................................................................................          16
      Allocation of Premiums..................................................................................          16
      Variable Accumulated Value..............................................................................          17
      Transfer Privilege......................................................................................          18
      Partial Withdrawals and Surrenders......................................................................          18
      Special Transfer and Withdrawal Options.................................................................          19
      Death Benefit Before the Retirement Date................................................................          20
      Death Benefit After the Retirement Date.................................................................          21
      Proceeds on the Retirement Date.........................................................................          22
      Payments................................................................................................          22
      Modification............................................................................................          22
      Reports to Owners.......................................................................................          23
      Inquiries...............................................................................................          23
THE DECLARED INTEREST OPTION..................................................................................          23
      Minimum Guaranteed and Current Interest Rates...........................................................          23
      Transfers From Declared Interest Option.................................................................          24
      Payment Deferral........................................................................................          24
CHARGES AND DEDUCTIONS........................................................................................          25
      Surrender Charge (Contingent Deferred Sales Charge).....................................................          25
      Annual Administrative Charge............................................................................          26
      Transfer Processing Fee.................................................................................          26
      Mortality and Expense Risk Charge.......................................................................          26
      Investment Option Expenses..............................................................................          26
      Premium Taxes...........................................................................................          26
      Other Taxes.............................................................................................          26
PAYMENT OPTIONS...............................................................................................          27
      Election of Options.....................................................................................          27
      Description of Options..................................................................................          27
YIELDS AND TOTAL RETURNS......................................................................................          28
FEDERAL TAX MATTERS...........................................................................................          29
      Introduction............................................................................................          29
      Tax Status of the Contract..............................................................................          30
      Taxation of Annuities...................................................................................          31
      Transfers, Assignments or Exchanges of a Contract.......................................................          33
      Withholding.............................................................................................          33
      Multiple Contracts......................................................................................          33

                                                                                                                   PAGE
                                                                                                                   -----
      Taxation of Qualified Plans.............................................................................          34
      Possible Charge for the Company's Taxes.................................................................          36
      Other Tax Consequences..................................................................................          36
DISTRIBUTION OF THE CONTRACTS.................................................................................          36
LEGAL PROCEEDINGS.............................................................................................          36
VOTING RIGHTS.................................................................................................          37
YEAR 2000.....................................................................................................          37
FINANCIAL STATEMENTS..........................................................................................          38
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.........................................................          39


            The Contract may not be available in all jurisdictions.

This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------


ACCOUNT: EquiTrust Life Annuity Account.


ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the owner/annuitant.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the weekdays before and after Christmas (in
1999), the weekday after New Year's Day (in 2000) and any day on which the Home Office is closed because of a weather-related or comparable type of emergency and is unable to segregate orders and redemption requests received on that day.

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): EquiTrust Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this prospectus, the Contract application, and any supplemental applications and any endorsements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.

FUND: An open-end diversified management investment company in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal offices of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable Surrender
Charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.


QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401, 403(b), 408 or 408A of the Code.


RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner in a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire accumulated value is variable accumulated value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                                                        None

Surrender Charge (contingent deferred sales charge) as a percentage of the amount surrendered:



CONTRACT YEAR*         SURRENDER CHARGE
1                               8.5%
2                                 8
3                               7.5
4                                 7
5                               6.5
6                                 6
7                                 5
8                                 3
9                                 1
10 and after                      0



    * In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, the Company will apply a Surrender Charge to any partial withdrawals taken. The amount that you may withdraw without incurring a Surrender Charge is not cumulative from Contract Year to Contract Year.


Transfer Processing Fee                                                                 None*

    * Fees are waived for the first twelve transfers during a Contract Year, although the Company may charge $25 for each subsequent transfer during the Contract Year.

Annual Administrative Charge                                                            $      45

Annual Account Expenses (as a percentage of average net assets)
  Mortality and Expense Risk Charge                                                          1.40%
  Other Account Expenses                                                                     None
  Total Account Expenses                                                                     1.40%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets)


                                                                            OTHER            TOTAL
                                                                          EXPENSES         EXPENSES
                                                                        (AFTER WAIVER    (AFTER WAIVER
                                                           ADVISORY          OR               OR
INVESTMENT OPTION                                             FEE      REIMBURSEMENT)   REIMBURSEMENT)
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  0.45%          0.11%            0.56%
  High Grade Bond                                               0.30%          0.20%            0.50%
  High Yield Bond                                               0.45%          0.16%            0.61%
  Money Market                                                  0.25%          0.27%            0.52%
  Blue Chip                                                     0.20%          0.10%            0.30%

T. Rowe Price Equity Series, Inc.
  Equity Income                                                 0.85%          0.00%            0.85%(1)
  Mid-Cap Growth                                                0.85%          0.00%            0.85%(1)
  New America Growth                                            0.85%          0.00%            0.85%(1)
  Personal Strategy Balanced                                    0.90%          0.00%            0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                           1.05%          0.00%            1.05%(1)
Dreyfus Variable Investment Fund
  Capital Appreciation Portfolio                                0.75%          0.06%            0.81%
  Disciplined Stock Portfolio                                   0.75%          0.13%            0.88%
  Growth and Income Portfolio                                   0.75%          0.03%            0.78%
  International Equity Portfolio                                0.75%          0.24%            0.99%
  Small Cap Portfolio                                           0.75%          0.02%            0.77%



    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 1998 fiscal year. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each Investment Option which accompanies this Prospectus.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                   $     152    $     277    $     403    $     673
  High Grade Bond                                                      152          275          401          667
  High Yield Bond                                                      153          279          406          678
  Money Market                                                         152          276          402          669
  Blue Chip                                                            150          270          391          646

T. Rowe Price Equity Series, Inc.
  Equity Income                                                        155          285          417          703
  Mid-Cap Growth                                                       155          285          417          703
  New America Growth                                                   155          285          417          703
  Personal Strategy Balanced                                           155          287          419          708
T. Rowe Price International Series, Inc.
  International Stock                                                  157          291          426          722
Dreyfus Variable Investment Fund
  Capital Appreciation Portfolio                                       154          284          415          698
  Disciplined Stock Portfolio                                          155          286          418          706
  Growth and Income Portfolio                                          154          283          414          696
  International Equity Portfolio                                       156          289          423          716
  Small Cap Portfolio                                                  154          283          413          695

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                   $      65    $     196    $     330    $     673
  High Grade Bond                                                       64          194          327          667
  High Yield Bond                                                       65          198          332          678
  Money Market                                                          64          195          328          669
  Blue Chip                                                             62          188          316          646

T. Rowe Price Equity Series, Inc.
  Equity Income                                                         68          205          344          703
  Mid-Cap Growth                                                        68          205          344          703
  New America Growth                                                    68          205          344          703
  Personal Strategy Balanced                                            68          206          347          708
T. Rowe Price International Series, Inc.
  International Stock                                                   70          211          354          722
Dreyfus Variable Investment Fund
  Capital Appreciation Portfolio                                        67          203          342          698
  Disciplined Stock Portfolio                                           68          206          346          706
  Growth and Income Portfolio                                           67          203          341          696
  International Equity Portfolio                                        69          209          351          716
  Small Cap Portfolio                                                   67          202          340          695



The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $45 and that the accumulated value per contract is $10,000, which translates the administrative charge into an assumed .45% charge for the purposes of the examples based on a $1,000 investment.


Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------


  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). The Contracts are:


    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.


  FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:


    -   premiums paid, or

    - the Accumulated Value on the date the Company receives the returned Contract at the Home Office, plus administrative charges and charges deducted from the Account.


  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")



  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").


    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.


  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").


    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount, if less.

    - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.

    - The Company waives fees for the first twelve transfers during a Contract Year.


    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.



  PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon written notice at any time before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS").



  SURRENDER. You may surrender your Contract upon written notice on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDERS").


CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:


  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract Years (see "CHARGES

  AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.



        YEAR          CHARGE
        1              8.5%
        2                8
        3              7.5
        4                7
        5              6.5
        6                6
        7                5
        8                3
        9                1
        10
        and
        after            0


  In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the Surrender Charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")


  ANNUAL ADMINISTRATIVE CHARGE. We charge an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the retirement date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:


    -   with an initial premium payment of $50,000, or


    -   if you have a Net Accumulated Value of $50,000 on your Contract
        Anniversary.


  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge (calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risks)) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").

  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 6 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

  On your retirement date, you may choose to have the Net Accumulated Value distributed to you as follows:

    -   under a payment option, or


    -   in a lump sum (see "PAYMENT OPTIONS").


FEDERAL TAX MATTERS


  You may be subject to adverse tax consequences if you take a distribution from your Contract (see "FEDERAL TAX MATTERS").

OTHER CONTRACTS

  We offer other variable annuity contracts that invest in the same Investment Options of the Funds. These contracts may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact the Company to obtain more information about these contracts.

--------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATON

--------------------------------------------------------------------------------


  The Account commenced operations on July 1, 1998; however, no premiums were received until July 27, 1998. The information presented below reflects the accumulation unit information for the Subaccounts through December 31, 1998.




                                ACCUMULATION
                                 UNIT VALUE   ACCUMULATION
                                     AT        UNIT VALUE    NUMBER OF
SUBACCOUNT                      BEGINNING OF       AT       UNITS AT END
YEAR ENDED 12/31/98                 YEAR      END OF YEAR     OF YEAR
Value Growth                    $  10.000000  $  10.000000      0.000000
High Grade Bond                 $  10.000000  $  10.075191  4,671.412000
High Yield Bond                 $  10.000000  $  10.017447  2,455.412000
Money Market                    $  10.000000  $  10.032811      0.000000
Blue Chip                       $  10.000000  $  10.423813  8,174.863023
Capital Appreciation            $  10.000000  $  10.669542  3,614.933000
Disciplined Stock               $  10.000000  $  10.000000      0.000000
Growth & Income                 $  10.000000  $  11.256146  2,158.371927
International Equity            $  10.000000  $  10.000000      0.000000
Small Cap                       $  10.000000  $  10.269415     11.061000
Equity Income                   $  10.000000  $  10.830517  2,162.991847
Mid-Cap Growth                  $  10.000000  $  10.986575  6,437.534754
New America Growth              $  10.000000  $  11.513790  3,614.933000
Personal Strategy Balanced      $  10.000000  $  10.827557  2,180.318195
International Stock             $  10.000000  $  10.207937     11.061000

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 38 states: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Louisiana, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------


EQUITRUST LIFE ANNUITY ACCOUNT


    On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;


        - meets the definition of a "separate account" under the federal securities laws;


        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently fifteen Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, sub-investment adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, sub-investment adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund which is comprised of six portfolios, the following five of which are available under the Contract:

PORTFOLIO                      INVESTMENT OBJECTIVE
Value Growth Portfolio         -  This Portfolio seeks long-term capital appreciation. The
                                  Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser
                                  believes are undervalued by the market place. Such equity
                                  securities may include common stock, preferred stock and
                                  securities convertible or exchangeable into common stock.
High Grade Bond Portfolio      -  This Portfolio seeks as high a level of current income as is consistent with an investment in a high grade portfolio of debt securities. The Portfolio will pursue this objective by investing primarily in debt securities rated AAA, AA or A by
                                  Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                  Service, Inc. and in securities issued or guaranteed by the
                                  United States government or its agencies or
                                  instrumentalities.
High Yield Bond Portfolio      -  This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a
                                  portfolio of fixed-income securities rated in the lower
                                  categories of established rating services (commonly known as
                                  "junk bonds"). As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary
                                  objective. The Portfolio pursues these objectives by
                                  investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standards & Poor's, or in unrated securities of
                                  comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY
                                  ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund
                                  Prospectus "HIGHER RISK SECURITIES AND INVESTMENT
                                  STRATEGIES--Lower Rated Debt Securities.")
Money Market Portfolio         -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will
                                  pursue this objective by investing in high quality
                                  short-term money market instruments. AN INVESTMENT IN THE
                                  MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY
                                  THE U.S. GOVERNMENT AND ITS AGENCIES. THERE CAN BE NO
                                  ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                  STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio            -  This Portfolio seeks growth of capital and income. The
                                  Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies.
                                  Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may
                                  entail relatively greater risk of loss.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

PORTFOLIO                      INVESTMENT OBJECTIVE
Equity Income Portfolio        -  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in established companies considered by the adviser to have
                                  favorable prospects for both increasing dividends and
                                  capital appreciation.
Mid-Cap Growth Portfolio       -  This Portfolio seeks long-term capital appreciation by
                                  investing primarily in common stocks of medium-sized
                                  (mid-cap) growth companies which offer the potential for
                                  above-average earnings growth.
New America Growth Portfolio   -  This Portfolio seeks long-term capital growth by investing primarily in common stocks of U.S. growth companies
                                  operating in service industries.
Personal Strategy Balanced     -  This Portfolio seeks the highest total return over time
Portfolio                         consistent with an emphasis on both capital appreciation and income.

T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.

PORTFOLIO                      INVESTMENT OBJECTIVE
International Stock Portfolio  -  This Portfolio seeks to provide capital appreciation through investments primarily in established companies based outside the United States.

DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Corporation serves as the investment adviser to the Fund. Fayez Sarofim and Co. serves as the sub-investment adviser to the Dreyfus Variable Investment Fund: Capital Appreciation Portfolio. The following Fund portfolios are available under the Contract.

PORTFOLIO                      INVESTMENT OBJECTIVE
Dreyfus Variable Investment    -  This Portfolio primarily seeks long-term capital growth,
Fund: Capital Appreciation        consistent with the preservation of capital; current income
Portfolio                         is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign
                                  issuers.
Dreyfus Variable Investment    -  This Portfolio seeks to provide investment results that are
Fund: Disciplined Stock           greater than the total return performance of publicly-traded
Portfolio                         common stocks in the aggregate, as represented by the
                                  Standard & Poor's 500 Composite Stock Price Index. The
                                  Portfolio will use quantitative statistical modeling
                                  techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk
                                  relative to the broad stock market.
Dreyfus Variable Investment    -  This Portfolio seeks to provide long-term capital growth,
Fund: Growth and Income           current income and growth of income, consistent with
Portfolio                         reasonable investment risk by investing primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.
Dreyfus Variable Investment    -  This Portfolio seeks to maximize capital growth through
Fund: International Equity        investments in equity securities of foreign issuers located
Portfolio                         throughout the world.

PORTFOLIO                      INVESTMENT OBJECTIVE
Dreyfus Variable Investment    -  This Portfolio seeks maximum capital appreciation by
Fund: Small Cap Portfolio         investing primarily in common stocks of domestic and foreign issuers. The Portfolio will be particularly alert to
                                  companies considered by the adviser to be emerging
                                  smaller-sized companies which are believed to be
                                  characterized by new or innovative products, services or
                                  processes which should enhance prospects for growth in
                                  future earnings.

    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.


    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated Surrender Charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.


    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT

    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. We do not apply a maximum age for owners on the Contract Date.
--------------------------------------------------------------------------------

PREMIUMS


    The minimum initial premium amount the Company will accept is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. You may make mimimum subsequent premium payments of $50 at any time during the annuitant's lifetime and before the retirement date.


    You may select to receive a premium reminder notice schedule based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can select a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if premiums are not paid.
--------------------------------------------------------------------------------

FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date we receive the returned Contract at the Home Office, plus administrative charges and charges deducted from the Account.
--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two business days. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You can allocate premiums paid to one or more Subaccounts, the Declared Interest Option, or both. Each allocation must be in whole percentages for a minimum of 10% of your premium payment.


        - We will allocate the initial premium to the Money Market Subaccount for 10 days.


        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Home Office, unless the allocation percentages are changed.

        - If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.

    You may change your allocation schedule at any time by sending written notice to the Home Office. Changing your allocation schedule will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment experience, you bear the entire investment risk. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
--------------------------------------------------------------------------------

VARIABLE ACCUMULATED VALUE

    The variable accumulated value of your Contract will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        -   any amounts transferred to another Subaccount.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

                  2. the investment income, dividends and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.
--------------------------------------------------------------------------------

TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date. We will process all transfers as of the Business Day on or next following receipt of your written request at the Home Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount, if less.

        - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.


        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.


        - The Company waives fees for the first twelve transfers during a Contract Year.


        - The Company will assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS AND SURRENDERS

    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon written notice at any time before the retirement date.


        -   The minimum amount which you may partially withdraw is $500.

        - The maximum amount which you may partially withdraw is that which would leave the remaining Accumulated Value equal to or less than $2,000.



    If your partial withdrawal reduces your Accumulated Value to $2,000 or less, it will be treated as a full surrender of the Contract. We will process your partial withdrawal as of the Business Day on or next following receipt of your written request at the Home Office. You may elect to have any applicable Surrender Charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "Surrender Charge.")



    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value on the date we receive your request at the Home Office.


    SURRENDER. You may surrender your Contract upon written notice on or before the retirement date. We will determine your Net Accumulated Value as of the Business Day on or next following receipt of your written request at the Home Office, which must be accompanied by your Contract. You may choose to have the Net Accumulated Value distributed to you as follows:

        -   under a payment option, or

        -   in a lump sum.

    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan and you may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. (See "Taxation of Annuities.")

    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS. Surrenders and partial withdrawals of Contracts which are used as funding vehicles for Code Section 403(b) retirement plans are subject to certain restrictions. (See "FEDERAL TAX MATTERS--Taxation of Qualified Plans--TAX SHELTERED ANNUITIES.")
--------------------------------------------------------------------------------

SPECIAL TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office. The use of Automatic Rebalancing or Dollar Cost Averaging does not guarantee profits, nor protect you against losses.

    AUTOMATIC REBALANCING. You may automatically reallocate your Accumulated Value among the Subaccounts and Declared Interest Option.

        -   We will reallocate monies according to the percentage allocation schedule in effect on your Contract Anniversary.

        - The maximum number of Subaccounts which you may select at any one time is ten.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is not considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    DOLLAR COST AVERAGING. You may periodically transfer a specified amount among the Subaccounts or the Declared Interest Option.

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate.

        - This feature is considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.

        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to or less than $2,000.

        - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a Surrender Charge.

        - Distributions will take place on the same date each month as the Contract Date.

        - You may change the amount and frequency upon written request to the Home Office.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    We may terminate these privileges at any time.
--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE


    DEATH OF OWNER. If an owner dies prior to the retirement date, any surviving owner becomes the sole owner. If there is no surviving owner, the annuitant becomes the new owner unless the deceased owner was also the annuitant. If the deceased owner was also the annuitant, then the provisions relating to the death of an annuitant (described below) will govern unless the deceased owner was one of two joint annuitants. (In the latter event, the surviving annuitant becomes the owner.)



    The surviving owners or new owners are afforded the following options:



             1. If the sole surviving owner or the sole new owner is the spouse of the deceased owner, he or she may continue the Contract as the new owner.



             2. If the surviving owner or the new owner is not the spouse of the deceased owner:



                  (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased owner's death, or



                  (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the owner's death and with payments being made over the lifetime of the owner, or over a period that does not exceed the life expectancy of the owner.


    Under either of these options, surviving owners or new owners may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the net accumulated value is paid.



    Other rules may apply to a Qualified Contract.


    DEATH OF AN ANNUITANT. If the annuitant dies before the retirement date, we will pay the death benefit under the Contract to the beneficiary. If there is no surviving beneficiary, we will pay the death benefit to the owner or the owner's estate. If the annuitant's age on the Contract Date was less than 76, the death benefit is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), plus the Accumulated Value on the date we receive due proof of the annuitant's death, or

        - the Accumulated Value on the most recent Contract Anniversary (plus subsequent premiums paid and less subsequent partial withdrawals).

    If the annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive due proof of death and is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable Surrender Charges), or

        -   the Accumulated Value.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a) is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable surrender charges); and

          (c) is the Accumulated Value immediately prior to withdrawal.

    We will pay the death benefit to the beneficiary in a lump sum unless the owner or beneficiary elects a payment option. We do not pay a death benefit if the annuitant dies after the retirement date.

    If the annuitant who is also the owner dies, the provisions described immediately above apply except that the beneficiary may only apply the death benefit payment to an annuity payment option if:

        - payments under the option begin within 1 year of the annuitant's death, and

        - payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.

    If the owner's spouse is the designated beneficiary, the Contract may be continued with such surviving spouse as the new owner.


    Other rules may apply to a Qualified Contract.

--------------------------------------------------------------------------------

DEATH BENEFIT AFTER THE RETIREMENT DATE


    If an owner dies on or after the retirement date, any surviving owner becomes the sole owner. If there is no surviving owner, the payee receiving annuity payments becomes the new owner and retains the rights provided to owners during the annuity period, including the right to name successor payees if the deceased owner had not previously done so. On or after the retirement date, if any owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

    If the annuitant dies before 120 payments have been received, we will make any remaining payments to the beneficiary. There is no death benefit payable if the annuitant dies after the retirement date.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the retirement date. For Non-Qualified Contracts, the retirement date may not be after the later of the annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the retirement date must be no later than the annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

    On the retirement date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "Payment Options.") If a payment option is elected, we will apply the Accumulated Value less any applicable Surrender Charge. If a lump sum payment is chosen, we will pay the net accumulated value on the retirement date.

    You may change the retirement date subject to these limitations:

        - we must receive a written notice at the Home Office at least 30 days before the current retirement date;

        - the requested retirement date must be a date that is at least 30 days after receipt of the written notice; and

        - the requested retirement date must be no later than the annuitant's 70th birthday or any earlier date required by law.
--------------------------------------------------------------------------------

PAYMENTS

    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at the Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.
--------------------------------------------------------------------------------

MODIFICATION

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Home Office if you have any questions regarding your Contract

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

    IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        -   amounts allocated and transferred to it, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION


    You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer is less than $1,000, you may transfer the entire amount.

--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)


    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract years.




                CONTRACT YEAR IN WHICH                  CHARGE AS PERCENTAGE OF
                   SURRENDER OCCURS                       AMOUNT SURRENDERED
1                                                                 8.5%
2                                                                   8
3                                                                 7.5
4                                                                   7
5                                                                 6.5
6                                                                   6
7                                                                   5
8                                                                   3
9                                                                   1
10 and after                                                        0


    If Surrender Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total Surrender Charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the Surrender Charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the Surrender Charge may, at the election of the owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken during the Contract Year. (This right is not cumulative from Contract Year to Contract Year.)

    SURRENDER CHARGE AT THE RETIREMENT DATE. A Surrender Charge will be assessed against your Accumulated Value at the retirement date if you select a payment option other than options 2-5 described below (see "Payment Options"). We do not apply a Surrender Charge if you select payment options 3 or 5. If you select payment options 2 or 4, we assess a Surrender Charge by adding the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the table of Surrender Charges.


    WAIVER OF SURRENDER CHARGE. We reserve the right to waive the Surrender Charge after your first Policy Year if the annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the retirement date, at the Home Office in order to activate this waiver.

--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE


    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the retirement date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.


    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000, or

        -   upon a Net Accumulated Value of $50,000 on your Contract
            Anniversary.

    We may terminate this privilege at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE


    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for each subsequent transfer. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

    The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the owner/annuitant dies before the retirement date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------

    Your Contract ends on the retirement date. At that time, your Net Accumulated Value will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the retirement date, proceeds will be paid as a life income annuity with payments guaranteed for ten years.

    Prior to the retirement date, you may have your Net Accumulated Value applied under a payment option, or a beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental contract to be issued for the payment option.

    We have provided a description of the available payment options below. The term "payee" means a person who is entitled to receive payment under that option. All payment options offer a fixed and guaranteed amount to be paid during the annuity payment period, independent of the investment experience of the Account.
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

    While the annuitant is living, you may elect, revoke or change a payment option at any time before the retirement date. Upon an annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the beneficiary may elect one of the options after the death of the owner/annuitant.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

    We reserve the right to refuse the election of a payment option, other than in a lump sum, if:

           1)  the total payments would be less than $2,000;

           2)  each payment would be less than $20; or

           3) the payee is an assignee, estate, trustee, partnership, corporation or association.
--------------------------------------------------------------------------------

DESCRIPTION OF OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years. Under this option, at the death of a payee having no beneficiary (or where the beneficiary died prior to the payee), the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the payee's estate. Also under this option, if any beneficiary dies while receiving payment, the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the beneficiary's estate. The amount to be paid is calculated as of the date of death of the payee, or beneficiary if applicable, and the calculation of present value shall be no less than 3%.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future proceeds equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    The amount of each payment is calculated from the tables in the Contract which apply to that particular option using the payee's age and sex. Age is determined as the last birthday at the date of the first payment.

    ALTERNATE PAYMENT OPTION. The Company may make available an alternative payment option.

--------------------------------------------------------------------------------

YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:



        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and



        -   receiving distributions from a Qualified Contract


    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

    OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the contract owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a contract owner being treated as the owner of a pro rata potion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:


        - if any owner dies on or after the retirement date but before the interest in the contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and


        - if any owner dies prior to the date annuity payments begin, the interest in the Contract will be distributed within five years after the date of the owner's death.

    These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's designated beneficiary is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the designated beneficiary is the surviving spouse of the owner, the Contract may be continued with the surviving spouse as the new owner.

    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural owner of an annuity contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal owner is a trust or other entity which holds the contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.


    PARTIAL WITHDRAWALS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.


    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract, amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable.

    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective owners wishing to take advantage of
    Section 1035 should consult their tax adviser.


    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. Stated differently, prior to recovery of the investment in the contract, generally, there is no tax on the amount of each payment which represents the same ratio that the investment in the contract bears to the total expected value of the annuity payments for the term of the payment; however, the remainder of each income payment is taxable. After the investment in the contract is recovered, the full amount of any additional annuity payments is taxable. Special rules apply to distributions from Roth IRAs.


    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity contract that is purchased with a single premium when the retirement date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract owners should consult their tax adviser.
--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an annuitant, payee or other beneficiary who is not also the owner,

        -   the selection of certain retirement dates, or

        -   the exchange of a Contract.

    An owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the owner's tax status.

    Eligible rollover distributions from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.
--------------------------------------------------------------------------------

MULTIPLE CONTRACTS

    All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract owner should consult a competent tax adviser before purchasing more than one annuity contract.

--------------------------------------------------------------------------------

TAXATION OF QUALIFIED PLANS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.


    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, the annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a), 403(b) and 457, the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age
    70 1/2. For Roth IRAs under Section 408A, distributions are not required during the owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.


    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

    Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.


    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or


        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.


    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES


    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. You should consult your tax adviser for further information.


--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------


    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and/or variable life insurance policies for the Company, are also registered representatives of EquiTrust Marketing, broker-dealers having selling agreements with EquiTrust Marketing or broker-dealers having selling agreements with such broker-dealers. EquiTrust Marketing is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


    EquiTrust Marketing serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and EquiTrust Marketing and is not obligated to sell any specific number of Contracts. EquiTrust Marketing's principal business address is the same as that of the Company.

    The Company may pay broker-dealers with selling agreements up to an amount equal to 8.5% of the premiums paid under a Contract during the first Contract year, 3% of the premiums paid in the second through ninth Contract years and 1% of the premiums paid in the tenth and subsequent Contract years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "Charges and Deductions."

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have Accumulated Value, and may include fractional votes. (You only have voting interest prior to the retirement date.) The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

YEAR 2000
--------------------------------------------------------------------------------

    Like other investment funds, financial and business organizations and individuals around the world, the Account could be adversely affected if the computer systems used by the Company and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. We have completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. We have and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. We anticipate completing the Year 2000 project prior to any anticipated impact on our operating systems.

    The Company believes it will complete the Year 2000 modifications based on management's best estimates, which were derived utilizing numerous assumptions of future events. We also recognize there are outside influences and dependencies relative to its Year 2000 effort, over which we have little or no control. However, we are putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited statutory-basis balance sheets of the Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in net worth and cash flow for the years then ended, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statement of net assets for the Account as of December 31, 1998 and the related statements of operations and changes in net assets for the period from July 27, 1998 (date operations commenced) through December 31, 1998, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           -----
GENERAL INFORMATION ABOUT THE COMPANY....................................    1
ADDITIONAL CONTRACT PROVISIONS...........................................    1
      The Contract.......................................................    1
      Incontestability...................................................    1
      Misstatement of Age or Sex.........................................    1
      Non-Participation..................................................    1
CALCULATION OF YIELDS AND TOTAL RETURNS..................................    1
      Money Market Subaccount Yields.....................................    1
      Other Subaccount Yields............................................    3
      Average Annual Total Returns.......................................    3
      Other Total Returns................................................    5
      Effect of the Administrative Charge on Performance Data............    5
LEGAL MATTERS............................................................    5
EXPERTS..................................................................    6
OTHER INFORMATION........................................................    6
FINANCIAL STATEMENTS.....................................................    6

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                        EQUITRUST LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-888-349-4656


                         EQUITRUST LIFE ANNUITY ACCOUNT


         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by EquiTrust Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of EquiTrust Variable Insurance Series Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Dreyfus Variable Investment Fund. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.

                                  May 1, 1999

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                             PAGE
                                                                             ---
GENERAL INFORMATION ABOUT THE COMPANY......................................   1
ADDITIONAL CONTRACT PROVISIONS.............................................   1
      The Contract.........................................................   1
      Incontestability.....................................................   1
      Misstatement of Age or Sex...........................................   1
      Non-Participation....................................................   1
CALCULATION OF YIELDS AND TOTAL RETURNS....................................   1
      Money Market Subaccount Yields.......................................   1
      Other Subaccount Yields..............................................   3
      Average Annual Total Returns.........................................   3
      Other Total Returns..................................................   5
      Effect of the Administrative Fee On Performance Data.................   5
LEGAL MATTERS..............................................................   5
EXPERTS....................................................................   6
OTHER INFORMATION..........................................................   6
FINANCIAL STATEMENTS.......................................................   6

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

    One hundred percent of the outstanding voting shares of the Company are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 1998, Iowa Farm Bureau Federation owned 54.30% of the outstanding voting stock of FBL Financial Group, Inc.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive or realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative fee and

        -   the mortality and expense risk charge.


    For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $45 administrative fee deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:


Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =  per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =  the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =  per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =  the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.

--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

    The annual administrative fee (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative fee per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 X ((NI - ES)/(U X UV)) + 1) (to the power of "6") - 1

Where:

NI   =  net income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

ES   =  expenses of the subaccount for the 30-day or one-month period.

U    =  the average number of units outstanding.

UV   =  the unit value at the close of the last day in the 30-day one-month period.

    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS


    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.



    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.



    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that they were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative fee per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:


TR = ((ERV/P)/N) - 1

Where:

TR   =  the average annual total return net of subaccount recurring charges.

ERV = the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P    =  a hypothetical initial payment of $1,000.

N    =  the number of years in the period.


    The adjusted historic average annual total return information for the Subaccounts is as follows:



                                           FOR THE      FOR THE      FOR THE      FOR THE PERIOD
                                            1-YEAR       5-YEAR      10-YEAR       FROM DATE OF
                                            PERIOD       PERIOD       PERIOD       INCEPTION OF
                                            ENDED        ENDED        ENDED      INVESTMENT OPTION
SUBACCOUNT                                 12/31/98     12/31/98     12/31/98       TO 12/31/98
EquiTrust Variable Insurance Series Fund
  Value Growth(1)                          (32.55)%       0.60%        5.99%           3.83%
  High Grade Bond(1)                        (2.84)        4.17         7.34            7.57
  High Yield Bond(1)                        (3.47)        5.82         9.02            9.31
  Money Market(2)                           (5.35)        1.60           --            2.80
  Blue Chip(3)                               8.56        17.46           --           17.31

T. Rowe Price Equity Series, Inc.
  Equity Income(4)                          (1.28)          --           --           17.75
  Mid-Cap Growth(5)                         11.73           --           --           14.95
  New America Growth(4)                      8.16           --           --           19.90
  Personal Strategy Balanced(6)              3.97           --           --           15.45
T. Rowe Price International Series, Inc.
  International Stock(4)                     5.51           --           --            6.44
Dreyfus Variable Investment Fund
  Capital Appreciation Portfolio(7)         19.87        20.93           --           19.19
  Disciplined Stock Portfolio(8)            16.37           --           --           25.48
  Growth and Income Portfolio(9)             1.46           --           --           19.07
  International Equity Portfolio(9)         (5.86)          --           --            3.22
  Small Cap Portfolio(10)                  (13.34)        9.89           --           35.44

         (1) The Value Growth, High Grade Bond and High Yield Bond Portfolios commenced operations October 17, 1987.


         (2)  The Money Market Portfolio commenced operations on February 20,
              1990.

         (3)  The Blue Chip Portfolio commenced operations on October 15, 1990.

         (4) The Equity Income, New America Growth and International Stock Portfolios commenced operations on March 31, 1994.

         (5) The Mid-Cap Growth Portfolio commenced operations on December 31, 1996.

         (6) The Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.

         (7) The Capital Appreciation Portfolio commenced operations on April 5, 1993.


         (8) The Disciplined Stock Portfolio commenced operations on April 30, 1996.


         (9) The Growth and Income and International Equity Portfolios commenced operations on May 2, 1994.

        (10)  The Small Cap Portfolio commenced operations on August 31, 1990.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR = The cumulative total return net of subaccount recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P    =  A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE FEE ON PERFORMANCE DATA


    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the retirement date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative fee in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.


--------------------------------------------------------------------------------

LEGAL MATTERS
--------------------------------------------------------------------------------


    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    The Account's statement of net assets as of December 31, 1998 and the related statements of operations and changes in net assets for the period from July 27, 1998 (date operations commenced) through December 31, 1998, and the statutory-basis balance sheets of the Company at December 31, 1998 and 1997 and the related statutory-basis statements of operations, changes in net worth and cash flow for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Company's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                           Report of Independent Auditors






The Board of Directors and Participants
EquiTrust Life Insurance Company


We have audited the accompanying statement of net assets of EquiTrust Life Annuity Account (comprised of the High Grade Bond, High Yield Bond, Money Market, Blue Chip, Capital Appreciation, Growth and Income, Small Cap, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of December 31, 1998, and the related statements of operations and changes in net assets for the period from July 27, 1998 (date operations commenced) through December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Annuity Account at December 31, 1998, and the results of its operations and changes in its net assets for the period from July 27, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.


                                                            Ernst & Young LLP


Des Moines, Iowa
March 15, 1999

                           EquiTrust Life Annuity Account

                              Statement of Net Assets

                                 December 31, 1998

 ASSETS
 Investments in EquiTrust Variable Insurance Series Fund:
   High Grade Bond Subaccount:
     High Grade Bond Portfolio, 4,619.33 shares at net asset
       value of $10.19 per share (cost: $47,049)                    $ 47,071
   High Yield Bond Subaccount:
     High Yield Bond Portfolio, 2,418.58 shares at net
       asset value of $10.17 per share (cost: $24,669)                24,597
   Money Market Subaccount:
     Money Market Portfolio, 0 shares at net asset value
       of $1.00 per share (cost: $0)                                       -
   Blue Chip Subaccount:
     Blue Chip Portfolio, 2,311.18 shares at net asset value of
       $36.87 per share (cost: $81,194                                85,213

 Investments in Dreyfus Variable Investment Fund:
   Capital Appreciation Subaccount:
     Capital Appreciation Portfolio, 1,068.12 shares at net asset
       value of $36.11 per share (cost: $36,299)                      38,570
   Growth and Income Subaccount:
     Growth and Income Portfolio, 1,073.57 shares at net asset
    value of $22.63 per share (cost: $22,355)                         24,295
   Small Cap Subaccount:
     Small Cap Portfolio, 2.11 shares at net asset value of
       $53.91 per share (cost: $111)                                     114

 Investments in T. Rowe Price Equity Series, Inc.:
   Equity Income Subaccount:
     Equity Income Portfolio, 1,216.95 shares at net asset
       value of $19.25 per share (cost: $23,333)                      23,426
   Mid-Cap Growth Subaccount:
     Mid-Cap Growth Portfolio, 4,956.31 shares at net asset
       value of $14.27 per share (cost: $63,912)                      70,726
   New America Growth Subaccount:
     New America Growth Portfolio, 1,682.36 shares at net
       asset value of $24.74 per share (cost: $36,915)                41,622
   Personal Strategy Balanced Subaccount:
     Personal Strategy Balanced Portfolio, 1,460.86 shares at
       net asset value of $16.16 per share (cost: $23,224)            23,608

 Investments in T. Rowe Price International Series, Inc.:
   International Stock Subaccount:
     International Stock Portfolio, 7.78 shares at net asset
       value of $14.52 per share (cost: $112)                            113
                                                                 -----------
 Total investments (cost: $359,173)                                  379,355

 LIABILITIES                                                               -
                                                                 -----------
 NET ASSETS                                                         $379,355
                                                                 -----------
                                                                 -----------

                           EquiTrust Life Annuity Account

                                                                  EXTENDED
                                        UNITS        UNIT VALUE    VALUE
                                  -----------------------------------------
 Net assets are represented by:
  High Grade Bond Subaccount        4,671.963955    $10.075191   $47,071
  High Yield Bond Subaccount        2,455.412000     10.017447    24,597
  Money Market Subaccount               0.000000     10.032811         -
  Blue Chip Subaccount              8,174.863023     10.423813    85,213
  Capital Appreciation Subaccount   3,614.933000     10.669542    38,570
  Growth and Income Subaccount      2,158.371927     11.256146    24,295
  Small Cap Subaccount                 11.061000     10.269415       114
  Equity Income Subaccount          2,162.991847     10.830517    23,426
  Mid-Cap Growth Subaccount         6,437.534754     10.986575    70,726
  New America Growth Subaccount     3,614.933000     11.513790    41,622
  Personal Strategy Balanced
   Subaccount                       2,180.318195     10.827557    23,608
  International Stock Subaccount       11.061000     10.207937       113
                                                               -----------

 Total net assets                                               $379,355
                                                               -----------
                                                               -----------



SEE ACCOMPANYING NOTES.

                           EquiTrust Life Annuity Account

                              Statement of Operations

                     Period from July 27, 1998 (date operations
                        commenced) through December 31, 1998


                                                                    HIGH GRADE
                                                                       BOND
                                                        COMBINED    SUBACCOUNT
                                                       ------------------------
 Net investment income (operating loss):
  Dividend income                                       $  4,548       $344
  Mortality and expense risk charges                        (682)       (78)
                                                       ------------------------
 Net investment income (operating loss)                    3,866        266

 Net realized and unrealized gain
  (loss) on investments:
  Net realized gain from investment transactions             432          6
  Change in unrealized appreciation/depreciation of
   investments                                            20,182         22
                                                       ------------------------
 Net gain (loss) on investments                           20,614         28
                                                       ------------------------
 Net increase in net assets resulting from operations    $24,480       $294
                                                       ------------------------
                                                       ------------------------

SEE ACCOMPANYING NOTES.

   HIGH YIELD         MONEY                          CAPITAL       GROWTH AND
      BOND           MARKET         BLUE CHIP     APPRECIATION       INCOME
   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------
     $140            $162           $    1          $  210          $   58
      (25)            (50)            (140)            (64)            (54)
-------------------------------------------------------------------------------
      115             112             (139)            146               4


        -               -              107               4             148

      (72)              -            4,019           2,271           1,940
-------------------------------------------------------------------------------
      (72)              -            4,126           2,275           2,088
-------------------------------------------------------------------------------
     $ 43            $112           $3,987          $2,421          $2,092
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           EquiTrust Life Annuity Account

                     Period from July 27, 1998 (date operations
                        commenced) through December 31, 1998




                                                                     SMALL CAP
                                                                    SUBACCOUNT
                                                                   ------------
 Net investment income:
  Dividend income                                                       $2
  Mortality and expense risk charges                                     -
                                                                   ------------
 Net investment income                                                   2

 Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment transactions                 (1)
  Change in unrealized appreciation/depreciation of investments          3
                                                                   ------------
 Net gain on investments                                                 2
                                                                   ------------
 Net increase in net assets resulting from operations                   $4
                                                                   ------------
                                                                   ------------


SEE ACCOMPANYING NOTES.

                                                    PERSONAL
     EQUITY         MID-CAP       NEW AMERICA       STRATEGY      INTERNATIONAL
     INCOME         GROWTH          GROWTH          BALANCED          STOCK
   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------

     $788          $1,025          $  823           $  993              $2
      (54)            (99)            (65)             (53)              -
-------------------------------------------------------------------------------
      734             926             758              940               2


       88              (1)              7               74               -
       93           6,814           4,707              384               1
-------------------------------------------------------------------------------
      181           6,813           4,714              458               1
-------------------------------------------------------------------------------
     $915          $7,739          $5,472           $1,398              $3
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           EquiTrust Life Annuity Account

                         Statement of Changes in Net Assets

                     Period from July 27, 1998 (date operations
                        commenced) through December 31, 1998


                                            HIGH GRADE  HIGH YIELD     MONEY
                                               BOND        BOND        MARKET
                                 COMBINED   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                               ------------------------------------------------
Operations:
 Net investment income
  (operating loss)               $  3,866    $   266     $   115      $   112
 Net realized gain (loss) from
  investment transactions             432          6           -            -
 Change in unrealized
  appreciation/depreciation
  of investments                   20,182         22         (72)           -
                               ------------------------------------------------
Net increase in net assets
 resulting from operations         24,480        294          43          112

Capital share transactions:
 Transfers of net premiums        356,446     24,554      24,554      113,631
 Transfers of surrenders           (1,620)      (303)          -            -
 Transfers between
  subaccounts, including fixed
  interest subaccount                  49     22,526           -     (113,743)
                               ------------------------------------------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions               354,875     46,777      24,554         (112)
                               ------------------------------------------------
Total increase in net assets      379,355     47,071      24,597            -

Net assets at beginning of              -          -           -            -
 period
                               ------------------------------------------------
Net assets at end of period      $379,355    $47,071     $24,597      $     -
                               ------------------------------------------------
                               ------------------------------------------------

                     CAPITAL       GROWTH AND                        EQUITY
    BLUE CHIP     APPRECIATION       INCOME         SMALL CAP        INCOME
   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------

    $  (139)       $   146          $     4           $  2          $   734

        107              4              148             (1)              88

      4,019          2,271            1,940              3               93
-------------------------------------------------------------------------------

      3,987          2,421            2,092              4              915


     60,704         36,149                -              -                -
       (348)             -             (323)            (1)            (328)


     20,870              -           22,526            111           22,839
-------------------------------------------------------------------------------


     81,226         36,149           22,203            110           22,511
-------------------------------------------------------------------------------
     85,213         38,570           24,295            114           23,426

          -              -                -              -                -
-------------------------------------------------------------------------------
    $85,213        $38,570          $24,295           $114          $23,426
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           EquiTrust Life Annuity Account

                     Period from July 27, 1998 (date operations
                        commenced) through December 31, 1998




                                                          NEW           PERSONAL
                                        MID-CAP         AMERICA         STRATEGY      INTERNATIONAL
                                         GROWTH          GROWTH         BALANCED         STOCK
                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                      --------------------------------------------------------------
 Operations:
  Net investment income                 $  926          $  758          $   940            $  2
  Net realized gain (loss)
   from investment transactions             (1)              7               74               -
  Change in unrealized appreciation/
   depreciation of investments           6,814           4,707              384               1
                                      --------------------------------------------------------------
 Net increase in net assets
  resulting from operations              7,739           5,472            1,398               3

 Capital share transactions:
  Transfers of net premiums             60,704          36,150                -               -
  Transfers of surrenders                    -               -             (317)              -
  Transfers between subaccounts,
   including fixed interest
   subaccount                            2,283               -           22,527              110
                                      --------------------------------------------------------------
 Net increase in net assets
  resulting from capital share
  transactions                          62,987          36,150           22,210              110
                                      --------------------------------------------------------------
 Total increase in net assets           70,726          41,622           23,608              113

 Net assets at beginning of period           -               -                -                -
                                      --------------------------------------------------------------
 Net assets at end of period           $70,726          41,622          $23,608             $113
                                      --------------------------------------------------------------
                                      --------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                           EquiTrust Life Annuity Account

                           Notes to Financial Statements

                                 December 31, 1998



1. SIGNIFICANT ACCOUNTING POLICIES

EquiTrust Life Annuity Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within EquiTrust Life Insurance Company (the Company) to fund flexible premium deferred variable annuity insurance policies. The Account commenced operations on July 27, 1998.

The Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. At December 31, 1998, twelve subaccounts had been utilized by contract owners. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The average cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.


2. EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

                           EquiTrust Life Annuity Account

2. EXPENSE CHARGES (CONTINUED)

MORTALITY AND EXPENSE RISK CHARGE: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $45 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the Fixed Interest Subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first nine contract years. During the second through ninth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 8.5% of the amount surrendered during the first contract year and declines to zero over the next nine contract years. No surrender charge is deducted if the partial surrender or surrender occurs after nine full contract years.

TRANSFER CHARGE: A transfer charge of $25 will be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.


3. FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

                           EquiTrust Life Annuity Account

4. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount for the period from July 27, 1998 (date operations commenced) through December 31, 1998 are as follows:

                                                     PURCHASES      SALES
                                                     --------------------------
 High Grade Bond Subaccount                           $ 49,299     $  2,256
 High Yield Bond Subaccount                             24,694           25
 Money Market Subaccount                               186,417      186,417
 Blue Chip Subaccount                                   83,482        2,395
 Capital Appreciation Subaccount                        36,360           65
 Growth and Income Subaccount                           24,516        2,309
 Small Cap Subaccount                                      139           27
 Equity Income Subaccount                               25,468        2,223
 Mid-Cap Growth Subaccount                              64,312          399
 New America Growth Subaccount                          36,973           65
 Personal Strategy Balanced Subaccount                  25,418        2,268
 International Stock Subaccount                            112            -
                                                     --------------------------
 Combined                                             $557,190     $198,449
                                                     --------------------------
                                                     --------------------------

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount for the period from July 27, 1998 (date operations commenced) through December 31, 1998 were as follows:

                                                  UNITS SOLD                  UNITS REDEEMED               NET INCREASE
                                         -------------------------     -------------------------     -------------------------
                                            UNITS        AMOUNT           UNITS        AMOUNT           UNITS        AMOUNT
                                         -------------------------     -------------------------     -------------------------
      High Grade Bond Subaccount            4,890       $ 48,955            218       $  2,178          4,672       $ 46,777
      High Yield Bond Subaccount            2,455         24,554              -              -          2,455         24,554
      Money Market Subaccount              18,580        186,255         18,580        186,367              -           (112)
      Blue Chip Subaccount                  8,392         83,481            217          2,255          8,175         81,226
      Capital Appreciation Subaccount       3,615         36,149              -              -          3,615         36,149
      Growth and Income Subaccount          2,363         24,458            205          2,255          2,158         22,203
      Small Cap Subaccount                     14            138              3             28             11            110
      Equity Income Subaccount              2,368         24,734            205          2,223          2,163         22,511
      Mid-Cap Growth Subaccount             6,469         63,287             31            300          6,438         62,987
      New America Growth Subaccount         3,615         36,150              -              -          3,615         36,150
      Personal Strategy Balanced
        Subaccount                          2,390         24,425            210          2,215          2,180         22,210
      International Stock Subaccount           11            110              -              -             11            110
                                         -------------------------     -------------------------     -------------------------
      Combined                             55,162       $552,696         19,669       $197,821         35,493       $354,875
                                         -------------------------     -------------------------     -------------------------
                                         -------------------------     -------------------------     -------------------------

                           EquiTrust Life Annuity Account

6. NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 1998 consisted of:

                                                         HIGH GRADE    HIGH YIELD     MONEY
                                                            BOND          BOND        MARKET       BLUE CHIP
                                             COMBINED    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                            ------------------------------------------------------------------
 Paid-in capital                             $354,987      $46,777      $24,554         $ -         $81,226
 Accumulated undistributed net
  investment income (loss)                      3,754          266          115           -            (139)
 Accumulated undistributed net realized
  gain from investment transactions               432            6            -           -             107
 Net unrealized appreciation
  (depreciation) of investments                20,182           22          (72)          -           4,019
                                            ------------------------------------------------------------------
 Net assets                                  $379,355      $47,071      $24,597         $ -         $85,213
                                            ------------------------------------------------------------------
                                            ------------------------------------------------------------------

                                                     CAPITAL     GROWTH AND                    EQUITY
                                                  APPRECIATION     INCOME       SMALL CAP      INCOME
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------------------------------------------------
 Paid-in capital                                    $36,149       $22,203         $110        $22,511
 Accumulated undistributed net investment
  income                                                146             4            2            734
 Accumulated undistributed net realized gain
  (loss) from investment transactions                     4           148           (1)            88
 Net unrealized appreciation of investments           2,271         1,940            3             93
                                                 -------------------------------------------------------
 Net assets                                         $38,570       $24,295         $114        $23,426
                                                 -------------------------------------------------------
                                                 -------------------------------------------------------


                                                                                PERSONAL
                                                     MID-CAP     NEW AMERICA    STRATEGY    INTERNATIONAL
                                                     GROWTH        GROWTH       BALANCED        STOCK
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 --------------------------------------------------------
 Paid-in capital                                    $62,987       $36,150       $22,210         $110
 Accumulated undistributed net investment
  income                                                926           758           940            2
 Accumulated undistributed net realized gain
 (loss) from investment transactions                     (1)            7            74            -
 Net unrealized appreciation of investments           6,814         4,707           384            1
                                                 -------------------------------------------------------
 Net assets                                         $70,726       $41,622       $23,608         $113
                                                 -------------------------------------------------------
                                                 -------------------------------------------------------


                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of EquiTrust Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in net worth, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of EquiTrust Life Insurance Company at December 31, 1998 or 1997, or the results of its operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa.

                                          Ernst & Young LLP
Des Moines, Iowa
February 15, 1999

                        EQUITRUST LIFE INSURANCE COMPANY
                        BALANCE SHEETS--STATUTORY BASIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                    DECEMBER 31
                                --------------------
                                  1998       1997
                                --------------------
ADMITTED ASSETS
Bonds:
  United States Government and
    agencies                    $  30,526  $   5,515
  State, municipal and other
    governments                     1,524         --
  Public utilities                  2,085         --
  Industrial and miscellaneous     15,570         --
                                --------------------
                                   49,705      5,515

Cash and short-term
  investments                      22,963      2,593
                                --------------------
Cash and invested assets           72,668      8,108
Premiums deferred and
  uncollected                          11         --
Investment income due and
  accrued                             361         54
Other assets                           98         --
Assets held in separate
  accounts                            503         --
                                --------------------
Total admitted assets           $  73,641  $   8,162
                                --------------------
                                --------------------

LIABILITIES AND NET WORTH
Liabilities:
  Life and annuity policy
    reserves                    $  21,668  $      --
  Policy and contract claims          476         --
  Interest maintenance reserve         40         57
  Payable to affiliates               102         --
  Payable for securities           19,154         --
  Federal income taxes payable        302          1
  Other liabilities                   390         --
  Asset valuation reserve              45         --
  Liabilities related to
    separate accounts                 503         --
                                --------------------
Total liabilities                  42,680         58

Commitments and contingencies
Net worth:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares;
    issued and outstanding
    2,000 shares                    3,000      3,000
  Additional paid-in capital       27,748      5,125
  Unassigned funds for the
    protection of
    policyholders                     213        (21)
                                --------------------
Total net worth                    30,961      8,104
                                --------------------
Total liabilities and net
  worth                         $  73,641  $   8,162
                                --------------------
                                --------------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS--STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED
                                                                 DECEMBER 31
                                                               1998        1997
                                                              -----------------
Revenues:
  Life and annuity premiums                                   $22,633      $ --
  Net investment income                                         1,409       476
  Other income                                                    150        --
                                                              -----------------
Total revenues                                                 24,192       476
Benefits and expenses:
  Benefits paid or provided for:
    Annuity benefits                                              478        --
    Increase in policy reserves                                21,668        --
                                                              -----------------
                                                               22,146        --
  Commissions                                                      79        --
  General expenses                                                750        --
  Insurance taxes, licenses and fees                               76        --
  Net transfers to separate accounts                              423        --
  Other                                                            99        --
                                                              -----------------
Total benefits and expenses                                    23,573        --
                                                              -----------------
Gain from operations before federal income taxes
  and net realized capital gains                                  619       476
Federal income taxes                                              341       148
                                                              -----------------
Net gain from operations before net realized capital gains        278       328
Net realized capital gains, less related federal income
  tax expense (benefit) [1998--$(6); 1997--$61] and
  amounts transferred to (from) interest maintenance
  reserve [1998--$(9); 1997--$33]                                   1        --
                                                              -----------------
Net income                                                    $   279      $328
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET WORTH--STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                                                 UNASSIGNED
                                                                                                 FUNDS FOR
                                                                                                    THE
                                                                                   ADDITIONAL    PROTECTION
                                                                        COMMON       PAID-IN         OF       TOTAL NET
                                                                         STOCK       CAPITAL    POLICYHOLDERS   WORTH
                                                                      --------------------------------------------------
Balance at January 1, 1997                                             $   3,000    $   7,510    $   22,847   $   33,357
  Net income for 1997                                                         --           --           328          328
  Transfer of assets to TMG Life
    Insurance Company under assumption
    reinsurance agreement                                                     --       (2,823)      (22,847)     (25,670)
  Increase in nonadmitted assets                                              --           --          (349)        (349)
  Other                                                                       --          438            --          438
                                                                      --------------------------------------------------
Balance at December 31, 1997                                               3,000        5,125           (21)       8,104
  Net income for 1998                                                         --           --           279          279
  Decrease in nonadmitted assets                                              --           --            38           38
  Increase in asset valuation reserve                                         --           --           (45)         (45)
  Capital contribution from parent                                            --       22,623            --       22,623
  Other                                                                       --           --           (38)         (38)
                                                                      --------------------------------------------------
Balance at December 31, 1998                                           $   3,000    $  27,748    $      213   $   30,961
                                                                      --------------------------------------------------
                                                                      --------------------------------------------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                    STATEMENTS OF CASH FLOW--STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                                               YEAR ENDED DECEMBER 31
                                                                                               ----------------------
                                                                                                  1998        1997
                                                                                               ----------------------
CASH FROM OPERATIONS
Premiums and other considerations                                                              $   22,622  $       --
Net investment income                                                                               1,150         440
Other income                                                                                           52          --
                                                                                               ----------------------
                                                                                                   23,824         440
Annuity benefits                                                                                       (2)         --
Commissions, general insurance expenses and taxes                                                  (1,287)         --
Federal income taxes                                                                                  (40)       (180)
                                                                                               ----------------------
NET CASH FROM OPERATIONS                                                                           22,495         260
CASH FROM INVESTMENTS
Proceeds from bonds sold, matured or repaid                                                         2,298       5,793
Federal income taxes on capital gains and losses                                                        6          --
                                                                                               ----------------------
Total cash from investments                                                                         2,304       5,793
Cost of bonds acquired                                                                            (46,557)     (5,518)
                                                                                               ----------------------
Net cash from investments                                                                         (44,253)        275

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital and surplus paid in                                                                        22,623         438
Other cash provided                                                                                19,594          27
Other cash applied                                                                                    (89)    (16,333)
                                                                                               ----------------------
Net cash from financing and miscellaneous sources                                                  42,128     (15,868)
                                                                                               ----------------------
Net change in cash and short-term investments                                                      20,370     (15,333)
Cash and short-term investments at beginning of year                                                2,593      17,926
                                                                                               ----------------------
Cash and short-term investments at end of year                                                 $   22,963  $    2,593
                                                                                               ----------------------
                                                                                               ----------------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1.SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

EquiTrust Life Insurance Company (the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company which, in turn, is wholly-owned by FBL Financial Group, Inc., operates predominantly in the life insurance industry. The Company currently markets its products, which consist primarily of variable universal life insurance policies and annuity contracts, to individuals in thirty-eight states.

All in force policies, annuities and certificates of the Company were ceded to TMG Life Insurance Company (TMG Life), formerly an affiliated company, through an assumption reinsurance agreement as of January 1, 1997. At December 31, 1997, the Company had no insurance in force. The Company was purchased by Farm Bureau Life Insurance Company on December 30, 1997. The Company was previously owned by TMG Life which is owned by The Mutual Group (U. S.), Inc. [TMG (U. S.)], which itself is a wholly owned subsidiary of The Mutual Life Assurance Company of Canada.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (d) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (f) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to net worth, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (g) certain assets designated as "non-admitted assets" are charged to net worth rather than being reported as assets; (h) revenues for investment products consist of premiums received rather than policy charges for the cost of insurance policy administration charges, amortization of policy initiation fees and surrender charges assessed; and (i) pension income or expense is recognized in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974 rather than Statement of Financial Accounting Standards (SFAS) No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A reconciliation of net income for the year ended December 31, 1998, and net worth at December 31, 1998 and 1997, between amounts stated in conformity with generally accepted accounting principles and amounts presented herein is as follows:

                                                                                          NET WORTH
                                                                        NET INCOME   --------------------
                                                                           1998        1998       1997
                                                                        ---------------------------------
                                                                             (DOLLARS IN THOUSANDS)
Amounts stated in conformity with generally accepted
  accounting principles                                                  $     358   $  32,780  $   9,694
Net unrealized appreciation on fixed maturity securities
  available for sale                                                            --        (597)        --
Other adjustments to investments                                               (56)        227         --
Deferred policy acquisition costs                                              (61)        (61)        --
Goodwill                                                                        72      (1,461)    (1,533)
Future policy benefits                                                           8           8         --
Deferred income taxes                                                         (152)         57         --
Interest maintenance reserve                                                    17         (40)       (57)
Asset valuation reserve                                                         --         (45)        --
Other                                                                           93          93         --
                                                                        ---------------------------------
As set forth herein                                                      $     279   $  30,961  $   8,104
                                                                        ---------------------------------
                                                                        ---------------------------------

Prior to December 31, 1997, separate financial statements prepared in conformity with generally accepted principles were not maintained by the Company.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division, Department of Commerce, of the State of Iowa. At this time, it is unclear whether the State of Iowa will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PERMITTED PRACTICE

The statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. "Prescribed" statutory accounting practices include regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all practices that are not prescribed, may differ from insurance company to insurance company, and may change in the future.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa to account for the disposition of many of the balance sheet items related to the assumption reinsurance agreement as a change in net worth rather than reporting their effect in the statement of operations. The majority of the assets and liabilities of the Company were transferred to TMG Life effective January 1, 1997, leaving only that amount of invested assets, capital and surplus required to maintain minimum capital. An analysis of these transferred amounts follows (dollars in thousands):

Assets:
  Bonds                                                              $ 295,713
  Common stocks                                                             82
  Mortgage loans                                                        31,697
  Real estate                                                            1,730
  Policy loans                                                          30,643
  Cash and short-term investments                                       16,333
  Other admitted assets                                                  8,297
                                                                     ---------
  Total assets                                                         384,495
  Less liabilities                                                    (358,825)
                                                                     ---------
  Net transferred                                                    $  25,670
                                                                     ---------
                                                                     ---------
Net worth has been reduced as follows:
  Additional paid-in capital                                         $   2,823
  Unassigned funds for the protection of policyholders                  22,847
                                                                     ---------
  Total                                                              $  25,670
                                                                     ---------
                                                                     ---------

In connection with the assumption reinsurance agreement, TMG Life agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from the Company to TMG Life. State rules and regulations require different levels of approval with respect to such transfers. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa to treat all reinsured policies pursuant to assumption reinsurance during the year ended December 31, 1997, even though certain policyholder and/or regulatory approvals had not been secured. However, at December 31, 1998, TMG Life still had not received appropriate approvals with respect to certain policies. As discussed in Note 5, these policies are treated as being reinsured under indemnity reinsurance agreements during the year ended December 31, 1998.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value) and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized and unrealized gains and losses, net of amounts attributed to changes in the general level of interest rates. The Company defers, in the Interest Maintenance Reserve, the portion of realized gains and losses on sales of fixed income investments,

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds generally when there is evidence of default or another indication that such amounts will not be collected. At December 31, 1998 and 1997, the Company excluded no amounts of investment income due and accrued with respect to such practices.

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of twelve months or less to be cash equivalents.

POLICY RESERVES

The reserves for life and annuity policies, all developed by actuarial methods, are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are equal to or greater than the minimum valuation required by law and guaranteed policy cash values.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

Assets and liabilities of the Company's separate accounts formed during 1998 are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of the separate accounts of the Company. Premiums totaling $473,000 were received during the year ended December 31, 1998 related to separate accounts.

The separate accounts, which are not guaranteed as to interest, are carried at market value. The excess of the market value of separate account assets over the aggregate reserves has been recorded as a liability, which represents the amount accrued for expense allowances recognized in the reserve. Aggregate reserves and accrued expense allowances were $455,000 and $48,000 at December 31, 1998, respectively.

DIVIDEND RESTRICTIONS

Prior approval of insurance regulatory authorities is required for payment of dividends to the Company's stockholder which exceed an annual limitation. During 1999, the Company could pay dividends to its stockholder of approximately $2.8 million without prior approval of the Commissioner of the Insurance Division, Department of Commerce, of the State of Iowa.

RECLASSIFICATIONS

Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.INVESTMENT OPERATIONS
Components of net investment income are as follows:

                                                                             YEAR ENDED DECEMBER
                                                                                      31
                                                                             --------------------
                                                                               1998       1997
                                                                             --------------------
                                                                                 (DOLLARS IN
                                                                                  THOUSANDS)

Bonds                                                                        $   1,161  $     407
Short-term investments                                                             194         70
Amortization of interest maintenance reserve                                         8          3
Other                                                                               65         --
                                                                             --------------------
                                                                                 1,428        480
Less investment expenses                                                           (19)        (4)
                                                                             --------------------
Net investment income                                                        $   1,409  $     476
                                                                             --------------------
                                                                             --------------------

At December 31, 1998 and 1997, the carrying value and estimated market value of the Company's bonds and short-term investments, which comprise its portfolio of debt securities, are as follows:

                                                                        GROSS        GROSS
                                                          CARRYING   UNREALIZED   UNREALIZED    ESTIMATED
                                                            VALUE       GAINS       LOSSES     FAIR VALUE
                                                          ------------------------------------------------
                                                                       (DOLLARS IN THOUSANDS)
DECEMBER 31, 1998
Bonds:
  United States Government and agencies:
    Mortgage and asset-backed securities                  $  22,786   $      63    $      (4)   $  22,845
    Other                                                     7,740          65           --        7,805
  State, municipal and other governments                      1,524          41           --        1,565
  Public utilities                                            2,085          34          (23)       2,096
  Industrial and miscellaneous:
    Mortgage and asset-backed securities                      7,127         133          (23)       7,237
    Other                                                     8,443         154          (72)       8,525
                                                          ------------------------------------------------
                                                             49,705         490         (122)      50,073

Short-term investments                                       22,981          --           --       22,981
                                                          ------------------------------------------------
                                                          $  72,686   $     490    $    (122)   $  73,054
                                                          ------------------------------------------------
                                                          ------------------------------------------------
DECEMBER 31, 1997
United States Government and agencies bonds               $   5,515   $      40    $      --    $   5,555
Short-term investments                                        2,593          --           --        2,593
                                                          ------------------------------------------------
                                                          $   8,108   $      40    $      --    $   8,148
                                                          ------------------------------------------------
                                                          ------------------------------------------------

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.INVESTMENT OPERATIONS (CONTINUED)
The carrying value and estimated market value of the Company's portfolio of debt securities at December 31, 1998, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                       ESTIMATED
                                                                           CARRYING     MARKET
                                                                             VALUE       VALUE
                                                                           ----------------------
                                                                           (DOLLARS IN THOUSANDS)

Due in one year or less                                                    $  28,486   $  28,518
Due after one year through five years                                          5,404       5,449
Due after five years through ten years                                         4,347       4,443
Due after ten years                                                            4,536       4,562
                                                                           ----------------------
                                                                              42,773      42,972
Mortgage and asset-backed securities                                          29,913      30,082
                                                                           ----------------------
                                                                           $  72,686   $  73,054
                                                                           ----------------------
                                                                           ----------------------

Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $1.1 million and $5.8 million for the years ended December 31, 1998 and 1997, respectively. Gross gains of $7,000 and $0.1 million were realized in 1998 and 1997, respectively. Gross losses of $21,000 were realized on those sales in 1998.

As described in Note 1, on January 1, 1997, bonds with an admitted asset value of $295.7 million were transferred to TMG Life as part of the assumption reinsurance agreement. No gain or loss was realized on the transfer.

During 1998, Farm Bureau Life Insurance Company transferred 28 securities with a fair market value of $15.0 million to the Company in the form of a capital contribution.

There were no investments which have been non-income producing for the twelve months preceding December 31, 1998.

At December 31, 1998, affidavits of deposits covering bonds with a carrying value of $30.6 million (1997-- $5.6 million), and short-term investments with a carrying value of $22.9 million (1997--$2.5 million) were on deposit with state agencies to meet regulatory requirements.

3.FAIR VALUES OF FINANCIAL INSTRUMENTS
SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
    BONDS: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

    CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

    ASSETS AND LIABILITIES OF SEPARATE ACCOUNTS: Separate account assets and liabilities are reported at estimated fair value in the Company's statutory-basis balance sheets.

    LIFE AND ANNUITY POLICY RESERVES: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities), are stated at the cost the Company would incur to extinguish the liability, i.e., the cash surrender value. The Company is not required to estimate the fair value of its liabilities under other contracts.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107:

                                                                           DECEMBER 31
                                                         ------------------------------------------------
                                                                  1998                     1997
                                                         ----------------------  ------------------------
                                                         CARRYING                 CARRYING
                                                           VALUE    FAIR VALUE      VALUE     FAIR VALUE
                                                         ------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
ADMITTED ASSETS
Bonds (NOTE 2)                                           $  49,705   $  50,073    $   5,515    $   5,555
Cash and short-term investments                             22,963      22,963        2,593        2,593
Assets held in separate accounts                               503         503           --           --
LIABILITIES
Life and annuity policy reserves (NOTE 4)                   21,663      21,654           --           --
Liabilities related to separate accounts                       503         503           --           --

4.POLICY AND CONTRACT ATTRIBUTES
A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The carrying value and related cash surrender value (which the Company has established as fair value) on these products by withdrawal characteristics, are summarized as follows at December 31, 1998:


                                                                              CARRYING    ESTIMATED
                                                                                VALUE    FAIR VALUE
                                                                              ----------------------
                                                                              (DOLLARS IN THOUSANDS)
Subject to discretionary withdrawal at book value less
 surrender charge of 5% or more                                               $     382   $     373
Subject to discretionary withdrawal at book value without adjustment
 [minimal (less than 5%) or no charge or adjustment]                             29,584      29,584
                                                                              ----------------------
                                                                                 29,966      29,957
Reinsurance ceded                                                                (7,921)     (7,921)
                                                                              ----------------------
Total net annuity reserves and deposit fund liabilities                       $  22,045   $  22,036
                                                                              ----------------------
                                                                              ----------------------

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.POLICY AND CONTRACT ATTRIBUTES (CONTINUED)
The above amounts include separate account liabilities related to the Company's variable annuity product aggregating $0.4 million at December 31, 1998. There were no annuity reserves or deposit fund liabilities as of December 31, 1997.

A reconciliation of the amounts transferred to and from the separate accounts during the year ended December 31, 1998 is as follows (dollars in thousands):

Transfers as reported in the summary of operations of the separate accounts statement:
  Transfers to separate accounts                                         $     473
  Transfers from separate accounts                                              49
                                                                             -----
Net transfers to separate accounts                                             424
Reconciling adjustments:
  Fees associated with charges for investment management,
    administration
    and contract guarantees                                                     (1)
                                                                             -----
  Transfers as reported in the statement of operations herein            $     423
                                                                             -----
                                                                             -----

As of December 31, 1998, the Company had no insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law of the State of Iowa.

The Company monitors the level of its contract liabilities, the level of interest rates credited to its interest sensitive products and the assumed rate of return provided within the pricing structure of its other products. These amounts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates.

5.REINSURANCE
As discussed in Note 1, certain business reinsured to TMG Life during 1997 has not received appropriate policyholder and/or regulatory approval to novate the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the year ended December 31, 1998.

In that regard, policy reserves, premiums and expenses are stated net of amounts related to reinsurance agreements. Life and annuity policy reserves have been reduced by $18.2 million at December 31, 1998 for reinsurance ceded to TMG Life. To the extent that TMG Life is later unable to meet its obligations under reinsurance agreements, the Company would be liable. Life and annuity premiums have likewise been reduced (1998--$4.7 million) for amounts paid under the cession agreement. In addition, during the year ended December 31, 1998, insurance benefits paid or provided have been reduced by $3.9 million, for amounts received under the cession agreement.

Reinsurance coverages for life insurance vary according to the age of the insured and risk classification with retention limits ranging up to $.1 million of coverage per individual life. At December 31, 1998, life insurance in force ceded to TMG Life amounted to $599.2 million or approximately 99.32% of total life insurance in force.

6.FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.FEDERAL INCOME TAXES (CONTINUED)
as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

The effective tax rate on net gain from operations before federal income taxes and net realized capital gains is different from the prevailing federal income tax rate as follows:

                                                                   YEAR ENDED
                                                                  DECEMBER 31
                                                              --------------------
                                                                1998       1997
                                                              --------------------
                                                                  (DOLLARS IN
                                                                   THOUSANDS)

Income tax at federal statutory rate (35%)                    $     217  $     167
Tax effect (decrease) of:
  External expenditures related to strategic alliances               95         --
  Goodwill amortization                                             (36)        --
  Deferred policy acquisition costs                                  62         --
  Other, net                                                          3        (19)
                                                              --------------------
  Federal income taxes                                        $     341  $     148
                                                              --------------------
                                                              --------------------

7.RETIREMENT AND COMPENSATION PLANS
The Company participates with several affiliates in various defined benefit plans sponsored by the Iowa Farm Bureau Federation. The plans are noncontributory and cover substantially all employees. Benefits are based on years of service and the employee's average compensation during the 36 consecutive month period for which the highest average compensation was paid. The funding policy is to make at least the minimum annual contribution required by applicable regulations, including amortization of unfunded prior service cost. The affiliated group's accumulated benefit obligations as of December 31, 1998 based on a 6.75% discount rate totaled $146.1 million. The vested benefit obligation and fair value of plan assets as of December 31, 1998 totaled $110.6 million and $115.7 million, respectively.

The Company is charged for its allocable share of expense for the above-mentioned plans generally based on each employee's time allocated to the Company. Pension expense for these defined benefit plans recorded by the Company in its statements of operations for the year ended December 31, 1998 was $5,000. The Company incurred no expense related to these plans during 1997.

The Company participates with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. Beginning in 1998, the Company contributes FBL Financial Group, Inc. stock in amounts equal to 50 percent of employee contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $1,000 for 1998.

In addition to benefits offered under the aforementioned benefit plans, the Company and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service with the Company. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Such allocations are reviewed annually. For 1998 and 1997, no costs were recognized by the Company related to these benefits.

8.MANAGEMENT AND SERVICES AGREEMENTS
The Company shares certain office facilities and services with the Iowa Farm Bureau Federation and its affiliated companies. These expenses are allocated by the Company on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel, and occupancy costs.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.MANAGEMENT AND SERVICES AGREEMENTS (CONTINUED)
Beginning in 1998, the Company participates in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services to the Company. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to the Company under a separate arrangement. During 1998, the Company incurred related expenses totaling $7,000.

EquiTrust Investment Management Services, Inc., a wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services to the Company. The related fees are based in increments upon the level of assets under management, plus certain out-of-pocket expenses. The Company incurred expenses totaling $19,000 during 1998 related to this agreement. Prior to 1998, similar services were provided by TMG (U. S.). During 1997, the Company paid $4,000 with respect to these services.

9.COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Company may be involved in litigation for which amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 1998, management is not aware of any claims for which a material loss is reasonably possible. TMG Life, as a part of the sale agreement, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business of the Company prior to December 30, 1997.

Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company's policy is to accrue for such assessments only when notice of such assessment is received from a state guaranty fund; accordingly, no amounts have been provided for in the accompanying financial statements for estimated future assessments. Assessments paid by the Company amounted to $10,000 in 1998.

10. IMPACT OF YEAR 2000 (UNAUDITED)
The Company relies on Farm Bureau Life Insurance Company (Farm Bureau) to provide computer services necessary to conduct day-to-day operations. Many of Farm Bureau's computer programs were originally written using two digits rather than four to define a particular year. As a result, these computer programs have time-sensitive software that may recognize a date using "00" as the year 1900 rather than the year 2000. This could cause a system failure or miscalculations causing disruptions to operations, including, but not limited to, a temporary inability to process transactions, send premium notices and calculate policy reserves and accruals. To a lesser extent, the Company is dependent on various non-information technology systems, such as telephone switches. The Year 2000 could also cause these systems to fail or malfunction.

During 1997, Farm Bureau completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. The plan consists of the following four phases: (1) identification of all information technology and non-information technology systems that have time-sensitive software; (2) modification or replacement of the software/systems; (3) testing the modified or new software/systems; and (4) development of a contingency plan to address any critical system that may malfunction. In addition, Farm Bureau has ongoing formal communications with all of its significant vendors to keep abreast of the extent to which Farm Bureau's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 issues.

Farm Bureau has and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. With only a few exceptions, the Year 2000 modifications and

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED) testing have been completed. The exceptions are limited to a few third-party software packages for which the Year 2000 compliant version will become available in the first quarter of 1999. It is anticipated that Farm Bureau will complete its system modifications and testing prior to any material impact on its operating systems. Non-information technology systems that are not Year 2000 compliant have been replaced or have been identified and will be replaced by December 31, 1999.

Despite Farm Bureau's extensive efforts to modify or replace computer programs and information systems that are time-sensitive, Farm Bureau could experience a disruption to its operations as a result of the Year 2000. Farm Bureau has a detailed contingency plan to address any critical system that may malfunction despite the testing being performed. The contingency plan provides for the availability of staff, defines and prioritizes tasks and outlines procedures to fix any systems that are malfunctioning.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

All required financial statements are included in Part B.

(b) Exhibits


 (1)  Certified resolution of the board of directors of EquiTrust Life Insurance
      Company (the "Company") establishing EquiTrust Life Annuity Account (the
      "Account").(1)

 (2)  Not Applicable.

 (3) (a) Form of Underwriting agreement among the Company, the Account and EquiTrust Marketing Services, Inc. ("EquiTrust Marketing").(2)

      (b) Form of Sales Agreement.(2)

      (c) Form of Wholesaling Agreement.(2)

 (4)  Contract Form.(1)

 (5)  Contract Application.(2)

 (6)  (a) Articles of Incorporation of the Company.(1)

      (b) By-Laws of the Company.(1)

 (7)  Not Applicable.

 (8)  (a) Participation agreement relating to EquiTrust Variable Insurance
      Series Fund.(2)

      (b) Participation agreement relating to Dreyfus Variable Investment
      Fund.(2)

      (c) Participation agreement relating to T. Rowe Price Equity Series, Inc.
      and T. Rowe Price International Series, Inc.(2)

 (9)  *Opinion and Consent of Stephen M. Morain, Esquire.

(10)  *(a) Consent of Sutherland Asbill & Brennan LLP.

      *(b) Consent of Ernst & Young LLP.

      *(c) Opinion and Consent of Christopher G. Daniels, FSA, MSAA, Life
      Product Development and Pricing Vice President.

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Not Applicable.

(14)  Powers of Attorney.(1)


------------------------


*   Attached as an exhibit.



(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-46597) on February 19, 1998.



(2) Incorporated herein by reference to pre-effective amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-46597) filed on June 9, 1998.


ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY


Incorporated herein by reference to the prospectus in the Form S-6 registration statement (File No. 333-45813) for certain variable life insurance contracts issued by the Company and filed with the Commission on April 30, 1999.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    01/01/98

                                                        FBL Financial
                                                         Group, Inc.
                                                              /
                                                              /
--------------------------------------------------------------
      /               /               /               /
      /               /               /               /
FBL Financial    Farm Bureau       Western           FBL
Group Capital   Life Insurance   Farm Bureau      Financial
    Trust          Company      Life Insurance  Services, Inc.
                      /            Company            /
                      /                               /
                      /                               /
----------------------------------------------        /
      /               /               /               /
      /               /               /               /
  EquiTrust          FBL          Universal           /
Life Insurance   Real Estate       Assurors           /
   Company      Ventures, Ltd.   Life Ins Co          /
                                ----------------------------------------------------------------------------------------------
                                      /               /               /               /               /               /
                                      /               /               /               /               /               /
                                  Western AG         FBL             FBL          EquiTrust       EquiTrust       EquiTrust
                                  Insurance        Leasing        Insurance       Investment        Market         Assigned
                                 Agency, Inc.   Services, Inc.    Brokerage,      Management    Services, LLC      Benefit
                                                                     Inc.       Services, Inc.                     Company
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                ..............................................
                                                                      .               .               .
                                                                      .               .               .
                                                                      .               .               .
                                                                  EquiTrust       EquiTrust       EquiTrust
                                                                 Series Fund,    Money Market    Variable Ins
                                                                     Inc.            Fund        Series Fund

------------------------
 .... Management Agreement

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 1999, there were 47 contract owners.


ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter of certain variable annuity contracts and variable life insurance policies issued by other separate accounts of the Company or its life insurance company affiliates supporting other variable products, or to variable annuity and variable life insurance separate accounts of insurance companies not affiliated with the Company.

(b) Officers and Managers of EquiTrust Marketing Services, LLC



NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Stephen M. Morain               General Counsel and Assistant Secretary, Iowa Farm Bureau
Senior Vice President, General    Federation; General Counsel, Secretary and Director, Farm Bureau
Counsel and Manager               Management Corporation; Senior Vice President, General Counsel and
                                  Director, FBL Financial Group, Inc.
William J. Oddy                 Chief Operating Officer, FBL Financial Group, Inc.
Chief Operating Officer and
Manager
Dennis M. Marker                Investment Vice President, Administration, FBL Financial Group, Inc.
Investment Vice President,
Administration, Secretary and
Manager
Thomas R. Gibson                Chief Executive Officer and Director, FBL Financial Group, Inc.
Chief Executive Officer and
Manager
Timothy J. Hoffman              Chief Property/Casualty Officer, FBL Financial Group, Inc.
Vice President and Manager
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer,
Treasurer and Manager
Thomas E. Burlingame            Vice President--Associate General Counsel, FBL Financial Group, Inc.
Manager
F. Walter Tomenga               Vice President--Corporate Affairs and Marketing Services, FBL
Manager                           Financial Group, Inc.
Lynn E. Wilson                  Vice President--Life Sales, FBL Financial Group, Inc.
President and Manager

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Lou Ann Sandburg                Vice President--Investments and Assistant Treasurer, FBL Financial
Vice President, Investments,      Group, Inc.
Assistant Treasurer and
Manager
Robert A. Simons                Senior Counsel--Investments, FBL Financial Group, Inc.
Senior Counsel--Investments
James P. Brannen                Controller and Vice President, FBL Financial Group, Inc.
Controller and Vice President
Sue A. Cornick                  Market Conduct and Mutual Funds Vice President and Assistant
Market Conduct and Mutual         Secretary, EquiTrust Investment Management Services, Inc.,
Funds Vice President and          EquiTrust Money Market Fund, Inc., EquiTrust Series Fund, Inc. and
Assistant Secretary               EquiTrust Variable Insurance Series Fund.
Kristi Rojohn                   Assistant Mutual Funds Manager and Assistant Secretary, EquiTrust
Assistant Mutual Funds Manager    Investment Management Services, Inc.; Assistant Secretary,
and Assistant Secretary           EquiTrust Money Market Fund, Inc., EquiTrust Series Fund, Inc. and
                                  EquiTrust Variable Insurance SeriesFund.
Elaine A. Followwill            Compliance Assistant and Assistant Secretary, EquiTrust Investment
Compliance Assistant and          Management Services, Inc.; Assistant Secretary, EquiTrust Money
Assistant Secretary               Market Fund, Inc., EquiTrust Series Fund, Inc. and EquiTrust
                                  Variable Insurance Series Fund
Roger F. Grefe                  Investment Management Vice President, FBL Financial Group, Inc.
Investment Management Vice
President
Robert Rummelhart               Fixed Income Vice President, FBL Financial Group, Inc.
Fixed Income Vice President
Charles T. Happel               Portfolio Manager, EquiTrust Investment Management Services, Inc.
Portfolio Manager
Laura Kellen Beebe              Portfolio Manager, EquiTrust Investment Management Services, Inc.
Portfolio Manager
Larry J. Patterson              Director, Financial Planning, United Farm Family.
Vice President


    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 30.  LOCATION BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either as part of any application to purchase a contract offered by the prospectus, a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, EquiTrust Life Annuity Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 22nd day of April, 1999.



                                EQUITRUST LIFE INSURANCE COMPANY
                                EQUITRUST LIFE ANNUITY ACCOUNT

                                By:          /s/ EDWARD M. WIEDERSTEIN
                                     -----------------------------------------
                                               Edward M. Wiederstein
                                                     PRESIDENT
                                          EquiTrust Life Insurance Company

                                Attest:           /s/ RICHARD D. HARRIS
                                     -----------------------------------------
                                                 Richard D. Harris
                                             SENIOR VICE PRESIDENT AND
                                         SECRETARY-TREASURER EquiTrust Life
                                                 Insurance Company


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

  /s/ EDWARD M. WIEDERSTEIN     President and Director
------------------------------    [Principal Executive        April 22, 1999
    Edward M. Wiederstein         Officer]

                                Senior Vice President and
    /s/ RICHARD D. HARRIS         Secretary-Treasurer
------------------------------    [Principal Financial        April 22, 1999
      Richard D. Harris           Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------    [Principal Accounting       April 22, 1999
        James W. Noyce            Officer]

              *
------------------------------  Vice President and            April 22, 1999
       Thomas R. Gibson           Director

              *
------------------------------  Director                      April 22, 1999
      Timothy J. Hoffman

              *
------------------------------  Director                      April 22, 1999
      Stephen M. Morain

              *
------------------------------  Director                      April 22, 1999
       William J. Oddy


*By:    /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT
        PURSUANT TO POWER OF
              ATTORNEY